UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 3, 2023

Femasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3950 Johns Creek Court, Suite 100 Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

(770) 500-3910
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per value	FEMY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On October 3, 2023, Femasys, Inc. (the “Company”) filed a prospectus supplement for the offer and sale of shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $16,700,000, pursuant to the Equity Distribution Agreement (the “Equity Distribution Agreement”), dated July 1, 2022, with Piper Sandler & Co. (the “Sales Agent”) under which the Company may offer and sell Shares, from time to time at its sole discretion, through its Sales Agent.

Pursuant to the Equity Distribution Agreement, sales of the Shares, will be made under the Company’s previously filed and effective Registration Statement on Form S-3 (File No. 333-266001) and an applicable prospectus supplement, by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. Subject to the terms and conditions of the Equity Distribution Agreement, the Sales Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended. The Sales Agent will use commercially reasonable efforts to sell the Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose).

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Exhibits.

The following exhibits are filed as part of this report

Exhibit Number	Description
5.1	Opinion of Dechert LLP

10.1
Equity Purchase Agreement dated July 1, 2022, between Femasys Inc. and Piper Sandler & Co. (incorporated by reference to Exhibit 1.2 of the Company’s Registration Statement on Form S-3 (File No. 333-266001) dated July 1, 2022)

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Femasys, Inc.

Date: October 3, 2023	By:	/s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick
Title: Chief Executive Officer